Jefferies 2011 Global Technology, Internet,
Media & Telecom Conference
May 12, 2011

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations.
Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast and publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients;
the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the
Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-
looking statement, whether as a result of new information, future events, or otherwise.

Agenda
•  Meredith overview
•  Growing our strong consumer connection
•  Our digital growth strategies
•  Financial overview

more
Country Home
antiquing
TRADITIONAL HOME
power perennials

WOOD
Successful Farming
Remodeling
DECORATING
THINK BIG

americanbaby.com

Currents
Get Around
Hot! Hot

HOME IMPROVEMENT 1-2-3
Better Homes
New
COOK BOOK

baby

2002

Magazines
Integrated Marketing   Books
  Interactive
Content Library
Database
Meredith: Over 100 Years of Success…

 2003

meredith video studios

O'GRADY\MEYERS

NMS new media strategies

genex.

directive

Better Homes and Gardens REAL ESTATE

Walmart

BIG

MOMster

Recipe.com

Mixing Bowl

Parents community

the hyper factory

2005

Gruner + Jahr Acquisition

Launch of Hispanic Ventures

2006

O'Grady Meyers Acquisition

ReadyMade Acquisition

2007

New Media Strategies, Genex, Directive Acquisitions

2008

Realogy and Walmart Brand Licensing Deals

Big Communications Acquisition

2009

Launch of: Momster.com, Recipe.com, Mixing Bowl and Parents Communities

Hyperfactory Acquisition

More.com Redesign

2010

More
fitness
Better Homes and Gardens
celebrate

Meredith Video Network

…and Evolving
Launch of Mobile Sites, Apps
Launch of Tablet editions
Launch of Meredith Video Network

O'GRADY MEYERS

NMS

genex.

directive

BIG

THE HYPERFACTORY

next issue media

FOX 5 KVVU-TV

WSMV.COM

FOX 12 OREGON

Local Media

meredith

Walmart Save money. Live better.

REALOGY

UNIVERSAL FURNITURE

directive

Online: Meredith Women’s
Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Video Studios
Brand Licensing
Mobile
Tablet
Meredith Today: Scale Assets Across Media Platforms

*before corporate expense
Newer Businesses Growing Contribution to Operating Profit
Fiscal 2011 YTD
Fiscal 2001
7
Magazine, Television & Other
Meredith Integrated Marketing
Brand licensing
Interactive

Agenda
•  Meredith overview
•  Growing our strong consumer connection
•  Our digital growth strategies
•  Financial overview

15% Growth
97
111
CY99
CY10

Better Homes and Gardens
homemade delicious
HomeJournal
FamilyCircle
Parents
No More Toddler Power Struggles!
75 school success
MORE
fitness
FLAT ABS FAST
Reach Any Goal
TRADITIONAL HOME
BEFORE & AFTER
baby

Consistently Strong and Rising Readership
Source: Fall MRI Reports.

Adult Readership in Millions

CAGR +32%
2
7
11
12
18
25
FY02
FY04
FY06
FY08
FY10
FY11

Increasing Digital Audience
Average Monthly Unique Visitors in Millions

220
More Hours of Locally Produced News

CAGR +80%
3,000
2,000
CY08
CY09
CY10
CY11

Dinnerware/Platware

Cookware

Walmart
Save money. Live better.

Artificial Flowers

Ready-to-Assemble Furniture

Outdoor Furniture

Growing Branded Products at Retail
SKUs of Better Homes and Gardens licensed product at Walmart
500
1,000

Agenda
•  Meredith overview
•  Growing our strong consumer connection
•  Our digital growth strategies

•  Financial overview

SPECIAL
ISSUE
DROP
TWO
Sexy
Legs!
Tight
Butt!
Best
Ever!

BHG NETWORK

PARENTS NETWORK

REAL GIRLS NETWORK

Our Digital Growth Strategies
• Migrate the consumer relationship online
• Extend brands across consumer web
• Increase social media presence
• Develop mobile platforms
• Launch tablet editions
• Expand Meredith Integrated Marketing digital offerings

CAGR +20%
1.9
3.0
3.2
4.0
FY04
FY06
FY08
FY10
FY11
(estimate)

Migrate the Consumer Relationship Online

1.1
Subscriptions Generated Online in Millions

Parents.com

Mixing Bowl

meredith women's network

Better

rgm realgirlsmedia

Better Homes and Gardens

• 2007
• 2008
• 2009
• 2010
• 2011
Launch of Parents Network
Social networking development
Meredith Women’s Network,
Better.tv and Parents.tv,
Relaunch of TV station sites
Extend Brands Across Consumer Web
Redesign of BHG.com

Expansion of Better Homes and
 Gardens Network

Top Ten Most Engaging Magazines on Facebook

PARENTS NETWORK

Parents

Parents community

FamilyCircle

MOMster

american baby

#3 Parents

#6 Better Homes and Gardens

BHG NETWORK

Better Homes and Gardens

Better Recipes

Mixing Bowl

Recipe.com

scrapbooks etc.

Increase Social Media Presence

Develop Mobile Platform Opportunities

National Media Group

Local Media Group

JUST $5.99!
FamilyCircle
Classic Desserts
Best Family Cruises
Healthy Whole Grain Dinners
Food & Recipes
fitness
mobile
AGRICULTURE.COM

✦ Mobile sites active for
   largest brands
✦ 9 apps completed, with more
 in pipeline focused on:
 - Parenthood
 - Food
 - Health
 - Self Development
 ✦ Mobile sites launched for
  most stations

 ✦ Apps focused on high-interest
  topics such as:

 - Weather
 - Sports
 - Local information

Parents
joy
to the
kids!
50
GIFTS
Flash Cards

celebrate
Better
Homes
and Gardens
we love a bargain
Better Homes and Gardens
New
CookBook
15th edition

fitness
Make
over your
body
fitness
EXPRESS

Launch Tablet Editions
•  Additional content
•  Deeper, richer experience
•  Multiple revenue streams:
 - Single-copy sales
 - Subscriptions
 - Advertising

directive

Optimization
Consumer Insights
Customer Data
Program Strategy
Creative Excellence
Content
Metrics & ROI
Analysis
Video Creation
Online Intelligence
Database Analytics
Healthcare Marketing
Social Media Marketing
Digital Marketing
Mobile Marketing
Separate for Specialist Programs
Integrated for Brand Synergy
CRM & Custom Communications

BIG COMMUNICATIONS

the hyper factory

NMS
new media strategies

genex

O'GRADY\MEYERS
MARKETING COMMUNICATIONS

Expand Meredith Integrated Marketing Digital Offerings

food&family
comida y familia

food&family
pasta

kraft foods
food&family
make today delicious

BIG FORK
LITTLE FORK

IFOOD ASSISTANT
Provide recipe solutions to
 consumers on the go
• Kraft’s mobile
 AOR
DATABASE
8MM+ consumers
 who requested
 content from Kraft
DIGITAL MAGAZINE
www.foodandfamily.com
Cutting-edge interactivity
 of the digital magazine
 combines the best of the
 web, TV and print
• 1MM unique
 monthly visitors
• 7X annual
VIDEO
• 200 cooking videos in 4
 languages, bringing the
 brand to life.
• You Gotta LOL, a series
 of videos bringing
 comedic relief to Kraft
 consumers
PRINT MAGAZINES
Provides consumers
 with ideas for creating
 deliciously simple food,
 every day
• 4X annual frequency
• 4 languages
EMAILS
Reach opt-in consumers weekly, on special
 occasions and about topics that interest them.
KRAFTRECIPES.COM
Deliver seasonal content for one of the
 biggest food websites in the market
• 4MM+ unique
 monthly visitors
• 4 languages
BIG FORK LITTLE FORK
An innovative iPad
 app, and parents best
 resource to feed their
 kids healthy meals.
• Nutritious recipes
• Tips & Tricks
• Videos
Kraft Food & Family Marketing Engine

kraft foods
food&family
make today delicious
triple-chocolate mousse cake
48
delicious
holiday
favorites
five-star desserts
easiest-ever entertaining
SPECIAL INSERT
JOIN THE HUDDLE TO FIGHT HUNGER

heart-meltingly good
crispy chocolate clusters
what you need
make it
1
2
3
4

what's cooking
39
delicious
holiday favourites

qu'est-ce qui mijote
35
plats
des fêtes
favoris

comida y familia
39
para tus fiestas

Kraft Food and Family Print

comida y familia
disfruta un menú mexicano...
...con moles, chiles y frijoles
MÁS RECETAS DE INSPIRACIÓN MEXICANA...
para tu bolsillo
Me encanta cocinar comida mexicana y mezclar ingredientes frescos que llenan mi cocina de un aroma delicioso.
Christina
$800+ sweepstakes from kraftstore.com
kraft foods
food&family
mains everyone loves
starring easy oven-to-table dishes
HOT FROM THE OVEN...
des plats qui plaisent...
et qui passent du four à la table
DIRECTEMENT DU FOUR...
what's cooking
NEW!

Kraft Food and Family Email Program

food&family
features
recipes
videos
on the menu
everyday meals · casual get-togethers · season's best
share
check out this quick tip video:
let's go apple picking
View Story
classic desserts made simple
Kraft foods
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food&family
features
recipes
videos
know it by heart
Four ingredients, one fabulous dish. So simple, you'll remember it forever.
share
cheddar chicken and potatoes
prep time
total time
makes
View Recipe
tex-mex chee mac
View Recipe
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Kraft Food and Family Digital

you
Gotta
LOL
Take a minute to
Laugh Out Loud
Check here every week to see America's funniest mom, Anita Renfroe, riff on life, love and the realities of making it through the day.
LIKE
OREO
Episode 01 - You Had Me at Creme Filling

Chocolate Cake Roll

Cheesy Chicken & Salsa Skillet

Chocolate Cake Roll

Kraft Food and Family Custom Video

food assistant
Recipe of the Day
Browse Recipes
Dinner Tonight
Simple Shortcuts
Snacks & Treats
Cooking Videos

BlackBerry
food assistant

BIG FORK
LITTLE FORK
Press and hold anywhere for menu

Kraft Food and Family Mobile

Agenda
•  Meredith overview
•  Growing our strong consumer connection
•  Our digital growth strategies

•  Financial overview

% of Total Revenues			Performance by Category
	Meredith	Industry	Industry 10-Year CAGR	Meredith3 rd Qtr 2011*
Food-Beverage	23%	10%	+4%	(2)%
Pharmaceutical	21%	12%	+5%	(10)%
Beauty	13%	13%	+7%	1%
Retail	6%	7%	+5%	6%
Household Supplies	6%	2%	+6%	8%

Home	4%	2%	(1)%	(25)%
Direct Response	6%	7%	0%	(7)%

TOTAL Meredith				(5)%
TOTAL Industry				6%
Meredith Top Advertising Category Mix vs. Industry
Source: Publishers Information Bureau
*January, February and March 2011 issues

Magazine Advertising Performance vs. Industry
12 Months Ending 3/31	Meredith	Industry	Meredith vs. Industry (Pct. Pts.)	Meredith Share
2008	7.7%	4.8%	3.7	9.6%
2009	(10.0)%	(11.3)%	1.3	9.8%
2010	7.2%	(14.9)%	22.1	12.3%
2011	(0.1)%	5.2%	(5.3)	11.7%
PIB Advertising Revenues
*Year-over-year change
Source: Publishers Information Bureau

$131
$160
$163
$171
$194
$211
$256
$181
$192
2002
2003
2004
2005
2006
2007
2008
2009
2010

Consistently Generate Strong Cash Flow
12% CAGR
5% CAGR
$ in millions; fiscal years

 200
Stock Option Exercises
$2,000
Utilization of Cash
 200
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$600
Share Repurchases
 $900
SUBTOTAL
Returned to Shareholders
Reinvested in Business
 $900
SUBTOTAL
Use of Cash: Fiscal 2001 through 2010

$ in thousands

$0.38
$0.56
$0.74
$0.90
$1.02
2003
2005
2007
2009
2011

Outstanding Record of Dividend Increases
13% CAGR
Calendar years

Fiscal 2011 Earnings Per Share Outlook
$2.72 to $2.78
• Earnings per share
Guidance for fiscal 2011 given in July 2010
33
Guidance for fiscal 2011 given in April 2011
$2.40 to $2.75
• Earnings per share
• Represents growth of approximately 20% over fiscal 2010

Jefferies 2011 Global Technology, Internet,
Media & Telecom Conference
May 12, 2011